EXHIBIT 10.3

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE  FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF LEASES AND RENTS

(Deed of Trust)

THE STATE OF TEXAS                      §

                                                            §

COUNTY OF NUECES                       §

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is made as of December 13, 2005, by TOR MINERALS INTERNATIONAL, INC., a Delaware corporation (the “Assignor”), for the benefit of BANK OF AMERICA, N.A., a national banking association (the “Assignee”).  All capitalized terms used in this Assignment but which are not defined in this Assignment, shall have the meanings given them in the Loan Agreement (as defined below).  As used in this Assignment, the following terms shall have the following meanings:

Governmental Authority means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

Debtor Relief Laws means Title 11 of the United States Code and all other applicable liquidation, conservatorship, bankruptcy, fraudulent transfer, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

Laws means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority (whether or not such orders, requests, licenses, authorizations, permits or agreements have the force of law).

Loan Agreement means that certain Second Amended and Restated Loan Agreement dated December 21, 2004, executed by Assignor and Assignee, as amended, restated, supplemented or otherwise modified from time to time.

Assignment of Leases and Rents (Deed of Trust)

Obligation means all present and future debt, liabilities and obligations (including the obligations under any Swap Contract), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, and all renewals, increases and extensions thereof, or any part thereof, now or in the future owed to Assignee by Assignor under any Loan Document, together with all interest accruing thereon, reasonable fees, costs and expenses payable under the Loan Documents or in connection with the enforcement of any rights under the Loan Documents, including interest and fees that accrue after the commencement by or against Assignee of any proceeding under any Debtor Relief Law naming such party as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

FOR VALUE RECEIVED, the Assignor hereby absolutely, irrevocably and unconditionally grants, transfers, and assigns to the Assignee all of the Assignor’s right, title, and interest in and to any and all (a) leases, subleases, licenses, rental contracts, and occupancy agreements (regardless of their form) currently in existence or which may be executed in the future, covering or affecting all or any part of the Property (as defined below), together with any and all extensions, renewals, modifications, or replacements thereof and all guarantees (if any) of the obligations of the tenants, licensees, and occupants thereunder (all such leases, subleases, licenses, rental contracts, occupancy agreements, and guarantees, collectively, the “Leases”) and (b) deposits (whether for security or otherwise), rentals, issues, profits, proceeds, and income of every nature (collectively, the “Rents”), now or hereafter received or receivable by the Assignor in connection with and as they relate to that certain real estate described on attached Exhibit “A”, and all improvements now or hereafter situated thereon (the “Property”).

THIS ASSIGNMENT IS INTENDED BY THE ASSIGNOR AND THE ASSIGNEE TO CREATE, AND SHALL BE CONSTRUED TO CREATE, AN ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL ASSIGNMENT TO THE ASSIGNEE, SUBJECT ONLY TO THE TERMS AND PROVISIONS HEREOF, AND NOT AS AN ASSIGNMENT AS SECURITY FOR THE PERFORMANCE OF THE OBLIGATIONS EVIDENCED BY THE LOAN DOCUMENTS, OR ANY OTHER INDEBTEDNESS OF THE ASSIGNOR.  IT SHALL NEVER BE NECESSARY FOR ASSIGNEE TO INSTITUTE LEGAL PROCEEDINGS OF ANY KIND WHATSOEVER TO ENFORCE THE PROVISIONS OF THIS ASSIGNMENT.

In connection with and as part of this Assignment, the Assignor hereby makes the following grants, covenants, agreements, representations, and warranties:

1.                   Assignee’s Authority.  Subject to the provisions of Paragraph 3 below granting the Assignor a revocable, limited license, the Assignee shall have the right, power, and authority:  (a) to notify any and all tenants and other obligors on Leases that the Leases have been assigned to the Assignee and that all Rents are to be paid directly to the Assignee whether or not the Assignee has foreclosed or commenced foreclosure proceedings against the Property and whether or not the Assignee has taken possession of the Property; (b) to settle, compromise, or release, on terms acceptable to the Assignee, in whole or in part, any Rents and any amounts owing on the Leases; (c) to enforce payment of Rents, prosecute any action or proceeding, and to defend legal proceedings with respect to any and all Rents and Leases; (d) to extend the time of payment, make allowances, adjustments, and discounts under the Leases; (e) to enter upon, take possession of, and operate the Property; (f) to lease all or any part of the Property; and/or (g) to enforce all other rights of the lessor or sublessor under the Leases.  Notwithstanding anything herein to the contrary,  the Assignee shall not be obligated to perform or discharge, and the Assignee does not undertake to perform or discharge, any obligation, duty, or liability (including, without limitation, liability under any covenant of quiet enjoyment contained in any Lease or under the law of any state in the event that any tenant shall be joined as a party defendant in any action to foreclose the Deed of Trust (as defined below), and shall have been barred and foreclosed thereby of all right, title, interest, and equity of redemption in the Property) with respect to the Leases or the Rents under or by reason of this Assignment.  This Assignment shall not operate to place responsibility for the control, care, maintenance, or repair of the Property upon Assignee or to make Assignee responsible or liable for any waste committed on the Property by any tenant or other person, for any dangerous or defective condition of the Property, or for the acts or omissions of Assignor or any tenant or other person in the management, upkeep, repair, or control of the Property.

Assignment of Leases and Rents (Deed of Trust)                     2

2.                   Assignee’s Application of Rents.  Subject to the provisions of Paragraph 3 below granting the Assignor a revocable, limited license, the Assignee has the right, power, and authority to use and apply any Rents received hereunder as Assignee may in its sole and absolute discretion deem advisable (a) for the payment of any and all costs and expenses incurred in connection with enforcing or defending the terms of this Assignment, or the rights of the Assignee hereunder, and collecting any Rents and (b) for the operation and maintenance of the Property and the payment of all costs and expenses in connection therewith including, without limitation, the payment of (i) rentals and other charges payable by the Assignor under any Lease affecting the Property, (ii) interest, principal, or other amounts with respect to any and all loans secured by deeds of trust on the Property, including, without limitation, that certain Deed of Trust, Security Agreement and UCC Financing Statement for Fixture Filing (as amended, restated or supplemented, the “Deed of Trust”), dated of even date herewith, executed by the Assignor to PRLAP, Inc., Trustee, for the benefit of the Assignee, covering the Property, (iii) electricity, telephone, water, and other utility costs, taxes, assessments, standby fees, water charges, and sewer rents and other utility and governmental charges levied, assessed, or imposed against the Property or any part thereof, (iv) insurance premiums, (v) costs and expenses with respect to any litigation affecting the Property, the Leases, or the Rents, (vi) wages and salaries of employees, commissions of agents, and reasonable attorneys’ fees, and (vii) all other carrying costs, fees, charges, and expenses whatsoever relating to the Property.  After the payment of all such costs and expenses and after the Assignee shall have set up such reserves as it, in its sole discretion, shall deem necessary for the proper management of the Property, the Assignee shall apply all remaining Rents collected and received by it to the reduction of the it to the reduction of the Obligations.  Exercise or nonexercise by the Assignee of the rights granted in this Assignment, or collection and application of Rents, by the Assignee or its agent shall not be a waiver of any default by the Assignor under this Assignment, the Loan Agreement, the Deed of Trust or any other Loan Document.  No action or failure to act by the Assignee with respect to (x) any of the Assignor’s obligations under the Loan Documents, (y) any security or guarantee given for the payment or performance thereof, or (z) any other document or instrument evidencing or relating to such obligations, shall in any manner affect, impair, or prejudice any of the Assignee’s rights and privileges under this Assignment or discharge, release, or modify any of the Assignor’s duties or obligations hereunder.

3.                   Revocable License.  In connection with and as part of this Assignment, Assignee makes the following grant and agreement:  The Assignor shall have a revocable license to collect and receive the Rents and to retain, use, and enjoy such Rents subject to the terms and conditions hereof.  Such license may be revoked by the Assignee, without notice to the Assignor, upon the occurrence of an “Event of Default” (under and as defined in the Loan Agreement).  Unless and until such license is so revoked, the Assignor agrees to apply the proceeds of Rents to the payment of debt service on the Property and of taxes, assessments, standby fees, water charges, sewer rents, and other governmental charges levied, assessed or imposed against the Property or any part thereof, insurance premiums, tenant finish, and other obligations of the Assignor as lessor under the Leases, and to operation and maintenance charges relating to the Property which are due and payable at the time of collection of such proceeds of Rents before using such proceeds for any other purpose.

4.                   Representations and Warranties.  The Assignor hereby represents and warrants the following to the Assignee:

(a)                The Leases which affect the Property are valid, subsisting, and are in full force and effect, and have been duly executed and unconditionally delivered by Assignor and the tenants under the Leases.

(b)                The Assignor has not executed or granted any modifications or amendments of any presently existing Leases either orally or in writing not previously disclosed to the Assignee.

Assignment of Leases and Rents (Deed of Trust)                     3

(c)                There are no material defaults now existing under any of the Leases and, to the best of the Assignor’s knowledge and belief, there are no other defaults now existing under any of the Leases and no event has occurred which, with the delivery of notice or the passage of time or both, would constitute such a default or which would entitle the Assignor or the tenants under the Leases to cancel the same or otherwise avoid their obligations thereunder.

(d)                The Assignor has not executed a currently effective assignment or pledge of any of the Leases or of its right, title and interest therein.

5.                   Covenants and Agreements.  The Assignor shall (a) observe and perform faithfully every obligation which the Assignor is required to perform under the Leases, (b) enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the tenant under the Leases if same is prudent, (c) promptly give notice to the Assignee of any notice of default received by the Assignor from any tenant under the Leases, (d) not collect any Rents for more than thirty (30) days in advance of the time when the same shall become due, or anticipate any payments under any of the Leases, except for bona fide security deposits, (e) not further assign any of the Leases or the Rents, (f) comply with all Laws and requirements of all Governmental Authorities relating to the Property, and (g) appear in and defend against, at the Assignor’s sole cost and expense, any action or proceeding arising under, or in any manner connected with the Leases, the Rents or the obligations, duties or liabilities of the lessor, tenants or guarantors thereunder.

6.                   Indemnification.  The Assignor shall indemnify and hold the Assignee harmless from and against any and all (a) liability, loss, damage, cost, or expense, including reasonable attorneys’ fees, which it may incur under any of the Leases or with respect to this Assignment or any NEGLIGENCE, action by the Assignee or failure of the Assignee to act hereunder and (b) claims and demands whatsoever which may be asserted against the Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions of any of the Leases or with respect to any Rents, except to the extent such liability, loss, damage, cost, or expense arises out of the sole NEGLIGENCE, gross negligence or willful misconduct of the Assignee.  In the event that the Assignee incurs any such liability, loss, damage, cost, or expense, the amount thereof, together with interest thereon from the date such amount was incurred by the Assignee until the same is paid by the Assignor to the Assignee, at a rate equal to the “Maximum Lawful Rate” (as defined in the Loan Agreement), shall be payable by the Assignor to the Assignee immediately upon demand, or at the option of the Assignee, the Assignee may reimburse itself therefor out of any Rents collected by the Assignee.

7.                   Assignee’s Liability.  The Assignee shall not in any way be liable to the Assignor for any act done or anything omitted to be done to the Property, the Leases, or the Rents by or on behalf of the Assignee in connection with this Assignment except for the consequences of its own gross negligence or willful misconduct.  The Assignee shall not be liable for any act or omission of its agents, servants, employees, or attorneys, provided that reasonable care is used by the Assignee in the selection of such agents, servants, employees, and attorneys.  The Assignee shall be accountable to the Assignor only for monies actually received by the Assignee pursuant to this Assignment.

Assignment of Leases and Rents (Deed of Trust)                     4

8.                   Binding Effect and Assignment.  All of the representations, warranties, covenants, agreements, and provisions in this Assignment by or for the benefit of the Assignee shall bind, and inure to the benefit of, its successors and assigns.  The Assignee’s successors and assigns shall include any receiver in possession of the Property and any purchaser upon a foreclosure of the liens created by the Deed of Trust.  The Assignor shall not assign this Assignment without the Assignee’s prior written consent.  This Assignment shall be binding upon and enforceable against the Assignor’s successors and assigns.

9.                   Amendment.  This Assignment may only be modified or amended by an agreement in writing signed by the party against whom enforcement of any modification or amendment is sought.

10.               Governing Law.  THIS ASSIGNMENT MUST BE CONSTRUED, AND ITS PERFORMANCE ENFORCED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND, AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

11.               Term and Release.  Except for the agreements contained in Section 6 and Section 7 above, this Assignment shall continue in full force and effect until the Obligation has been fully paid and satisfied, at which time this Assignment and the authority and powers herein granted by the Assignor to the Assignee shall terminate, as evidenced by the Assignee’s release of this Assignment to be recorded in the Official Public Records of the Real Property of the county in which the Property is located.

[Signatures and Acknowledgements are on the following page.] Assignment of Leases and Rents (Deed of Trust)         5

            This Assignment is executed as of the date set out in the Preamble.

                                                                               ASSIGNOR:

                                                                               TOR MINERALS INTERNATIONAL, INC.,

                                                                               a Delaware corporation

                                                                               By:

                                                                                        Richard L. Bowers, President and

                                                                                        Chief Executive Officer

                                                                               ASSIGNEE:

                                                                               BANK OF AMERICA, N.A., a national banking

                                                                               association

                                                                               By:

                                                                                        Victor N. Tekell

                                                                                                                     Senior Vice President

STATE OF TEXAS                              §

§

COUNTY OF _______________        §

This instrument was acknowledged before me on December __, 2005, by Richard L. Bowers, President and Chief Executive Officer of Tor Minerals International, Inc., a Delaware corporation, on behalf of said corporation.

                                                                               NOTARY PUBLIC IN AND FOR THE

                                                                               STATE OF TEXAS

STATE OF TEXAS                              §

§

COUNTY OF HARRIS                                    §

This instrument was acknowledged before me on December____, 2005, by Victor N. Tekell, Senior Vice President of Bank of America, N.A., a national banking association, on behalf of said association.

                                                                               NOTARY PUBLIC IN AND FOR THE

                                                                               STATE OF TEXAS

AFTER RECORDING RETURN TO

Nick H. Sorensen

Porter & Hedges, L.L.P.

1000 Main St., 36th Floor

Houston, Texas  77002

ATTACHMENT: Exhibit “A” - Property Description

                                Signature and Acknowledgment Page to Assignment of Leases and Rents

(Deed of Trust)